UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 6, 2014

Plains GP Holdings, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	1-36132	90-1005472
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Clay Street, Suite 1600, Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 713-646-4100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.             Regulation FD Disclosure.

On November 6, 2014, Plains GP Holdings, L.P. (“PAGP” or the “Registrant”) and its subsidiary, Plains All American Pipeline, L.P. (“PAA”), issued a press release reporting the matters discussed in Item 8.01 below. A copy of the press release is furnished as Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information presented under this Item 7.01 and in Exhibit 99.1 shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended.

Item 8.01.             Other Events.

On November 6, 2014, PAA entered into a definitive purchase and sale agreement with an affiliate of Occidental Petroleum Corporation (“Occidental”) that provides for PAA’s purchase of Occidental’s 50% interest in BridgeTex Pipeline Company LLC (“BridgeTex”) for $1.075 billion. BridgeTex owns a 300,000 barrel-per-day crude oil pipeline (“BridgeTex Pipeline”) that extends from Colorado City in West Texas to Houston, with a southern leg from Houston to Texas City (the “Texas City Leg”). The remaining 50% interest in BridgeTex is owned by Magellan Midstream Partners, L.P. (“MMP”), which is also operator of the BridgeTex Pipeline. Contemporaneous with the purchase by PAA of Occidental’s 50% interest in BridgeTex, BridgeTex has agreed to sell the Texas City Leg to MMP, and MMP has agreed to enter into a long term capacity lease with BridgeTex pursuant to which shippers on the BridgeTex Pipeline will have access to capacity on the Texas City Leg.

In addition to customary closing conditions and the contemporaneous consummation of the sale of the Texas City Leg and execution of the capacity lease, PAA’s acquisition of Occidental’s 50% interest in BridgeTex is subject to the completion by the Registrant, prior to December 31, 2014, of an underwritten secondary offering pursuant to which Occidental would sell a portion of its equity interest in the Registrant. In order to facilitate such offering and the overall transaction, (i) the board of directors of PAGP’s general partner has agreed to an early release of the 15-month lock-up arrangement that was originally imposed on certain PAGP equity owners, including Occidental, in connection with the Registrant’s initial public offering in October 2013, (ii) certain affiliates of Kayne Anderson Investment Management, Inc., The Energy & Minerals Group and PAA Management, L.P. have agreed to waive their participation rights in the offering, and (iii) Occidental, certain affiliates of Kayne Anderson Investment Management, Inc., The Energy & Minerals Group and PAA Management, L.P. have agreed to refrain from selling any of their respective interests in the Registrant for a period of up to 90 days following the offering. If the offering is not completed prior to December 31, 2014, both Occidental and PAA have the right to terminate the transaction.

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 —	Press Release dated November 6, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS GP HOLDINGS, L.P.

Date: November 6, 2014	By:	PAA GP Holdings LLC, its general partner

	By:	/s/ Al Swanson
Name: Al Swanson
Title: Executive Vice President